UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2014

SNYDER’S-LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0-398 (Commission File Number)	56-0292920 (IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC (Address of Principal Executive Offices)	28277 (Zip Code)

Registrant's telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 30, 2014 (the “Closing Date”), (1) S-L Snacks National, LLC (“S-L Snacks”), a North Carolina limited liability company and indirect wholly owned subsidiary of Snyder’s-Lance, Inc. (the “Company”), completed the previously announced sale of all of the outstanding equity interests of S-L Snacks Private Brands, LLC (the “Equity Interests”) to Shearer’s Foods, LLC and (2) Tamming Foods Ltd, an Ontario corporation and indirect wholly owned subsidiary of the Company (“Tamming” and, collectively with S-L Snacks, the “Sellers”), completed the previously announced sale of substantially all of Tamming’s assets, except for certain excluded assets (the “Assets” and, collectively with the Equity Interests, the “Private Brands”) to Shearer’s Foods Canada, Inc. The sale of the Private Brands (the “Private Brands Sale”) was completed for a net cash purchase price of $430 million, subject to certain post-closing purchase price adjustments.

The Private Brands Sale was completed pursuant to the Purchase and Sale Agreement, dated as of May 6, 2014 (the “Sale Agreement”), by and among the Sellers, Shearer’s Foods, LLC and Shearer’s Foods Canada, Inc. The Company is not a party to the Sale Agreement, but it has entered into a guaranty in favor of the purchasers to guaranty the obligations of the Sellers under the Sale Agreement.

    A summary of the material terms of the Sale Agreement is set forth in the Company’s Current Report on Form 8-K filed on May 8, 2014. Such summary is not complete and is qualified in its entirety by reference to the full text of the Sale Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01. Other Events.

On June 30, 2014, the company issued a press release announcing the completion of the Private Brands Sale. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of the Company giving effect to the Private Brands Sale is being filed as Exhibit 99.2 of this Form 8-K and is incorporated herein by reference.

(i)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 28, 2013, December 29, 2012 and December 31, 2011;

(ii)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three-month periods ended March 29, 2014 and March 30, 2013; and

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 29, 2014.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER'S-LANCE, INC.
(Registrant)

Date: July 7, 2014	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer and Treasurer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
June 30, 2014	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1	Purchase and Sale Agreement, dated as of May 6, 2014, by and among S-L Snacks National, LLC, Tamming Foods Ltd., Shearer's Foods, LLC and Shearer's Foods Canada, Inc.
99.1	Press Release, dated June 30, 2014
99.2	Unaudited pro forma condensed consolidated financial information of Snyder's-Lance, Inc. giving effect to the Private Brands Sale